UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2005

ENIGMA SOFTWARE GROUP, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	33-08070-LA	20-2675930
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

17 State Street, New York, New York 10004
(Address of Principal Executive Offices)

Issuer’s telephone number, including area code - (888) 360-0646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 10, 2005, Enigma Software Group, Inc., a Delaware corporation (the “Company”), issued a press release reporting its financial results for the third quarter of fiscal 2005, ended September 30, 2005 and for the nine month period then ended.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number	Exhibit
99.1
Press Release of Enigma Software Group, Inc., dated November 10, 2005 reporting the Company’s financial results for the third quarter of fiscal 2005, ended September 30, 2005 and for the nine month period then ended.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENIGMA SOFTWARE GROUP, INC.

Date: November 10, 2005	BY:	/s/ Richard M. Scarlata
Richard M. Scarlata Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Press Release of Enigma Software Group, Inc., dated November 10, 2005 reporting the Company’s financial results for the third quarter of fiscal 2005, ended September 30, 2005 and for the nine month period then ended.